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                                                                Exhibit 10.16


      THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE DISTRIBUTED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL, SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND ANY APPLICABLE STATE SECURITIES LAWS.



No. Cozzi-2                         WARRANT                     December 1, 1997
                 To Purchase 291,380 Shares of Common Stock of
                     Metal Management, Inc. (the "Company")

     1. Number of Shares; Exercise Price; Term. This certifies that, in consideration of entering into the Employment Agreement dated December 1, 1997, by and between Frank J. Cozzi (the "Employee") and the Company, Employee is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time after the date hereof and at or prior to 11:59 p.m. Central Time, on December 1, 2002 (the "Expiration Time"), but not thereafter, to acquire from the Company, in whole or in part, from time to time, up to 291,380 fully paid and nonassessable shares (the "Shares") of common stock, $.01 par value of the Company ("Common Stock"), at a purchase price of $5.91 per Share, as adjusted pursuant to Section 10 hereof (the "Exercise Price"). The number of Shares, type of security and Exercise Price are subject to adjustment as provided herein, and all references to "Common Stock" and "Exercise Price" herein shall be deemed to include any such adjustment or series of adjustments.

     2. Exercise of Warrant. The purchase rights exercisable by the Employee pursuant to this Warrant shall be exercisable in accordance with paragraphs 2(a) or 2(b) below, as the case may be.

          a. Cash Exercise. The purchase rights represented by this Warrant are exercisable by the Employee or his successors and assigns, in whole or in part, at any time, or from time to time, prior to the Expiration Time, by the surrender of this Warrant and the Notice of Exercise annexed hereto, all duly completed and executed on behalf of the Employee, at the office of the Company in Chicago, Illinois (or such other office or agency of the Company as it may designate by notice in writing to the Employee at the address of the Employee appearing on the books of the Company), and upon payment of the Exercise Price for the Shares thereby purchased (by cash, certified or cashier's check, or wire transfer payable to the order of the Company, at the time of exercise in an amount equal to the purchase price of the Shares thereby purchased). Thereupon, the Employee as the holder of this Warrant, shall be entitled to receive from the Company a stock certificate in proper form representing the number of Shares so purchased, and a new Warrant in substantially identical form and dated as of such exercise for the purchase of that number of Shares equal to the difference, if any, between the number of Shares subject hereto and the number of Shares as to which this Warrant is so exercised.

        b. Cashless Exercise of Warrant. At any time, or from time to time, prior to the Expiration Time and in the absence of Restrictions (as defined below), the Employee or his successors and assigns may exchange this Warrant, in whole or in part (a "Warrant Exchange"), into the number of Shares determined in accordance with this Section 2(b) by surrendering this Warrant at the office of the Company in Chicago, Illinois (or at such other office or agency of the Company as it may designate by notice in writing to the Employee at the address of the Employee appearing on the books of the Company) accompanied by a notice stating: (i) such Employee's intent to effect such exchange; (ii) the portion of this Warrant being surrendered in the Warrant Exchange; and (iii) the date on which the Employee requests that such Warrant Exchange occur (the "Exchange Notice"); provided, however, that in no event shall the Exchange Notice specify a date for the Warrant Exchange which is later than the Expiration Time. The Warrant Exchange shall take place on the date specified in the Exchange Notice (the "Exchange Date"). Notwithstanding anything to the contrary set forth herein, the Company may refuse to allow the Employee to effect a Warrant Exchange at any time in the event that there are restrictions prohibiting such Warrant Exchange imposed by the rules and regulations of the Securities and Exchange Commission or the national securities exchange upon which the Common Stock of the Company is then traded ("Restrictions"). Thereupon, the Employee as the holder of this Warrant shall be entitled to receive from the Company a stock certificate in proper form representing the number of Shares which the Employee is entitled to receive pursuant to such Warrant Exchange, and a new Warrant representing the portion of the Shares, if any, for which this Warrant has then not been exchanged or exercised. In connection with any Warrant Exchange, this Warrant shall represent the right to subscribe for and acquire the number of Shares equal to the quotient obtained by dividing (i) the value of the portion of this Warrant being surrendered (determined by subtracting the aggregate Warrant Price for such portion immediately prior to surrender from the aggregate Fair Market Value (as hereinafter defined) of the Shares for which this Warrant is being surrendered) by (ii) the Fair Market Value of one Share immediately prior to surrender. As used herein, the phrase "the Fair Market Value of the Share(s)" shall mean the average closing bid price of the Common Stock on NASDAQ (or such other national securities exchange upon which the Common Stock is then traded) for the five trading days immediately preceding the Exchange Date.

     3. Issuance of Shares. Certificates for Shares purchased hereunder shall be delivered to the Employee within a reasonable time after the date on which this Warrant shall have been exercised in accordance with the terms hereof.
All Shares that may be issued upon the exercise of this Warrant shall, upon such exercise, be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issuance thereof (other than liens or charges created by or imposed upon the Employee as the holder of the Warrant or taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that the Shares so issued shall be and shall for all purposes be deemed to have been issued to the Employee as the record owner of such Shares as of the close of business on the date on which this Warrant shall have been exercised or converted in accordance with the terms hereof.

     4. No Fractional Shares or Scrip. No fractional Shares or scrip representing fractional Shares shall be issued upon the exercise of this Warrant. In lieu of any fractional Share to which the Employee as the holder would otherwise be entitled, the Employee shall be entitled, at his option, to receive either (i) a cash payment equal to the excess of fair market value for such fractional Share above the Exercise Price for such fractional share (as determined in good faith by the Company) or (ii) a whole Share if the Employee tenders the Exercise Price for one whole share.

     5. No Rights as Shareholders. This Warrant does not entitle the Employee as a holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof.

     6. Charges, Taxes and Expenses. Certificates for Shares issued upon exercise of this Warrant shall be issued in the name of the Employee as the holder of this Warrant. Issuance of certificates for Shares upon the exercise of this Warrant shall be made without charge to the Employee for any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company.

     7. Exchange and Registry of Warrant. This Warrant is exchangeable, upon the surrender hereof by the Employee as the registered holder at the office or agency of the Company referenced in Section 2 above, for a new Warrant on substantially identical form and dated as of such exchange. The Company shall maintain at the office or agency referenced in Section 2 above, a registry showing the name and address of the Employee as the registered holder of this Warrant. This Warrant may be surrendered for exchange or exercise, in accordance with its terms, at the office of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

     8. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, or mutilation of this Warrant, and in the case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation and reissuance, in lieu of this Warrant.

     9. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday or a Sunday or a legal holiday.

     10. Adjustments of Rights. The purchase price per Share and the number of Shares purchasable hereunder are subject to adjustment from time to time as follows:

          (a) Merger or Consolidation. If at any time there shall be a merger or a consolidation of the Company with or into another corporation when the Company is not the surviving corporation, then, as part of such merger or consolidation, lawful provision shall be made so that the Employee as the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Exercise Price then in effect, the number of shares of stock or other securities or property (including cash) of the successor corporation resulting from such merger or consolidation, to which the Employee as the holder of the stock deliverable upon exercise of this Warrant would have been entitled in such merger or consolidation if this Warrant had been exercised immediately before such merger or consolidation. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Employee as the holder of this Warrant after the merger or consolidation. This provision shall apply to successive mergers or consolidations.

     (b) Reclassification, Recapitalization, etc. If the Company at any time shall, by subdivision, combination or reclassification of securities, recapitalization, automatic conversion, or other similar event affecting the number or character of outstanding Shares, or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change.

     (c) Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, the Exercise Price shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

     (d) Common Stock Dividends. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend with respect to Common Stock payable in Shares, or make any other distribution with respect to Common Stock, then the Exercise Price shall be adjusted, from and after the date of determination of the shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of Shares outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of Shares outstanding immediately after such dividend or distribution. This paragraph shall apply only if and to the extent that, at the time of such event, this Warrant is then exercisable for Common Stock.

     (e) Adjustment of Number of Shares. Upon each adjustment in the Exercise Price pursuant to 10(c) or 10(d) hereof, the number of Shares purchasable hereunder shall be adjusted, to the nearest whole Share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Exercise Price by a fraction (i) the numerator of which shall be the Exercise Price immediately prior to such adjustment, and (ii) the denominator of which shall be the Exercise Price immediately after such adjustment.

     11. Notice of Adjustments; Notices. Whenever the Exercise Price or number or type of securities issuable hereunder shall be adjusted pursuant to
Section 10 hereof, the Company shall issue and provide to the Employee as the holder of this Warrant a certificate signed by an officer of the Company setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of Shares purchasable hereunder after giving effect to such adjustment.

     12. Governing Law. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of Delaware and for all purposes shall be construed in accordance with and governed by the laws of said state, without giving effect to the conflict of laws principles.

     13. Attorneys' Fees. In any litigation, arbitration or court proceeding between the Company and the Employee as the holder of this Warrant relating hereto, the prevailing party shall be entitled to reasonable attorneys' fees and expenses incurred in enforcing this Warrant.

     14. Amendments. This Warrant may be amended and the observance of any term of this Warrant may be waived only with the written consent of the Company and the Employee as the holder hereof.

     15. Notice. All notices hereunder shall be in writing and shall be effective (a) on the day on which delivered if delivered personally or transmitted by telex or telegram or telecopier with evidence of receipt, (b) one business day after the date on which the same is delivered to a nationally recognized overnight courier service with evidence of receipt, or (c) five business days after the date on which the same is deposited, postage prepaid, in the U.S. mail, sent by certified or registered mail, return receipt requested, and addressed to the party to be notified at the address indicated below for the Company, or at the address for the Employee as the holder set forth in the registry maintained by the Company pursuant to Section 7, or at such other address and/or telecopy or telex number and/or to the attention of such other person as the Company or the Employee as the holder may designate by ten-day advance written notice.

     16. Entire Agreement. This Warrant and the form attached hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or undertakings with respect thereto.

     IN WITNESS WHEREOF, Metal Management, Inc. has caused this Warrant to be executed by its duly authorized officer.

Dated: December 1, 1997


                                        METAL MANAGEMENT, INC.



                                        By:  /s/ T. Benjamin Jennings
                                        ----------------------------------
                                        T. Benjamin Jennings, Chairman and
                                        Chief Development Officer


                                        Address:  500 N. Dearborn St.
                                                  Suite 405
                                                  Chicago, Illinois  60610

                             NOTICE OF EXERCISE


To:  Metal Management, Inc.

     1. The undersigned hereby elects to purchase ________________ shares (the "Shares") of common stock $.01 par value of Metal Management, Inc. (the "Company") pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price and any transfer taxes payable pursuant to the terms of the Warrant, together with an investment Representation Statement in form and substance satisfactory to legal counsel to the Company.

     2. The Shares to be received by the undersigned upon exercise of the Warrant are being acquired for its own account, not as a nominee or agent, and not with a view to resale or distribution of any part thereof, and the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same, except in compliance with applicable federal and state securities laws. The undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to the Shares. The undersigned believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Shares.

     3. The undersigned understands that the Shares are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in transactions not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited circumstances. In this connection, the undersigned represents that it is familiar with Rule 144 of the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

     4. The undersigned understands the certificates evidencing the Shares may bear one or all of the following legends:

         (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT."

         (b) Any legend required by applicable state law.

    5. Please issue a certificate or certificates representing said Shares in the name of the undersigned.


                                    --------------------------------
                                         [Name]


     6. Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned.



                                    --------------------------------
                                        [Name]


------------------                  --------------------------------
     [Date]                              [Signature]


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